Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

 ASBURY AUTOMOTIVE GROUP ANNOUNCES
SECOND QUARTER 2016 EARNINGS

Record second quarter EPS of $1.65 per diluted share compared to $1.52 per diluted share in the prior year quarter

Duluth, GA, July 26, 2016 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported net income for the second quarter 2016 of $36.7 million, or $1.65 per diluted share, compared to $41.1 million, or $1.52 per diluted share in the prior year quarter, a 9% increase per diluted share. Total revenue for the second quarter was $1.6 billion, down 4% from the prior year period principally attributable to strategic divestitures during the second half of 2015; total revenue on a same store basis was down 1% from the prior year period.
Second Quarter 2016 Operational Summary (compared to the prior year period on a same store basis unless otherwise stated):

•	Total revenues decreased 1%; gross profit up 1%

•	New vehicle revenue down 1%; gross profit down 5%

•	Used vehicle retail revenue down 4%; gross profit up 1%

•	Finance and insurance revenue per vehicle up 3% to $1,436

•	Parts and service revenue up 6%; gross profit up 4%

•	Parts and service customer pay gross profit up 8%

•	SG&A expense as a percentage of gross profit was up 140 basis points to 68.3%

•	Total company income from operations as a percentage of revenue was 4.8%
Strategic Highlights:

•	Repurchased $60 million of common stock in Q2 2016

•	Opened a new Q auto store in the greater Tampa, FL area

“Despite a challenging retail environment, our improved used margins, strong parts and service customer pay performance, and capital deployment enabled us to deliver 9% EPS growth,” said Craig Monaghan, Asbury's President and Chief Executive Officer.

“We continue to grow our front end yield, which is up approximately $100 per vehicle from the low in the second quarter of 2015,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “This was a direct result of our team’s strong performance, increasing used vehicle margins and continuing gains in F&I.”
For the six-month period ended June 30, 2016, the Company reported net income of $67.7 million, or $2.91 per diluted share, compared to net income of $77.0 million, or $2.82 per diluted share in the prior year period.
The conference call will be today at 10:00 a.m. Eastern Time and will also be simulcast live on the Internet. The simulcast can be accessed by logging onto www.asburyauto.com or www.ccbn.com.  A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (719) 325-2432 (domestic), or (888) 572-7025 (international); passcode - 5689441.  Callers should dial in approximately 5 to 10 minutes before the call begins. A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 5689441.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (“Asbury”), a Fortune 500 company headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automotive retailers in the U.S.  Built through a combination of organic growth and a series of strategic acquisitions, Asbury operated 82 dealership locations, encompassing 99 new vehicle franchises for the sale and servicing of 28 domestic and foreign brands as of June 30, 2016.  In addition, we owned and operated three stand-alone used vehicle stores under the “Q auto” brand name in Florida. We also operated 25 collision repair centers in our local markets. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$897.0	$926.2	$(29.2)	(3)%
Used vehicle:
Retail	418.3	451.8	(33.5)	(7)%
Wholesale	51.9	55.8	(3.9)	(7)%
Total used vehicle	470.2	507.6	(37.4)	(7)%
Parts and service	195.3	188.2	7.1	4%
Finance and insurance, net	64.9	67.6	(2.7)	(4)%
TOTAL REVENUE	1,627.4	1,689.6	(62.2)	(4)%
GROSS PROFIT:
New vehicle	47.5	50.6	(3.1)	(6)%
Used vehicle:
Retail	34.8	35.0	(0.2)	(1)%
Wholesale	(0.6)	(1.3)	0.7	54%
Total used vehicle	34.2	33.7	0.5	1%
Parts and service	121.0	119.4	1.6	1%
Finance and insurance, net	64.9	67.6	(2.7)	(4)%
TOTAL GROSS PROFIT	267.6	271.3	(3.7)	(1)%
OPERATING EXPENSES (INCOME):
Selling, general and administrative	182.3	181.9	0.4	—%
Depreciation and amortization	7.7	7.2	0.5	7%
Other operating income, net	(0.5)	—	(0.5)	—%
INCOME FROM OPERATIONS	78.1	82.2	(4.1)	(5)%
OTHER EXPENSES:
Floor plan interest expense	5.0	4.0	1.0	25%
Other interest expense, net	13.4	10.5	2.9	28%
Swap interest expense	0.8	0.5	0.3	60%
Total other expenses, net	19.2	15.0	4.2	28%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	58.9	67.2	(8.3)	(12)%
Income tax expense	22.3	26.1	(3.8)	(15)%
INCOME FROM CONTINUING OPERATIONS	36.6	41.1	(4.5)	(11)%
Discontinued operations, net of tax	0.1	—	0.1	—%
NET INCOME	$36.7	$41.1	$(4.4)	(11)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.66	$1.53	$0.13	8%
Discontinued operations	—	—	—	—%
Net income	$1.66	$1.53	$0.13	8%
Diluted—
Continuing operations	$1.65	$1.52	$0.13	9%
Discontinued operations	—	—	—	—%
Net income	$1.65	$1.52	$0.13	9%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	22.1	26.8	(4.7)	(18)%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.1	—	—%
Diluted	22.2	27.0	(4.8)	(18)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	5,782	6,366	(584)	(9)%
Import	14,808	16,574	(1,766)	(11)%
Domestic	5,175	4,459	716	16%
Total new vehicle	25,765	27,399	(1,634)	(6)%
Used vehicle retail	19,612	21,391	(1,779)	(8)%
Used to new ratio	76.1%	78.1%	(200) bps
Average selling price
New vehicle	$34,815	$33,804	$1,011	3%
Used vehicle retail	21,329	21,121	208	1%
Average gross profit per unit
New vehicle:
Luxury	$3,615	$3,346	$269	8%
Import	1,189	1,237	(48)	(4)%
Domestic	1,739	1,974	(235)	(12)%
Total new vehicle	1,844	1,847	(3)	—%
Used vehicle	1,774	1,636	138	8%
Finance and insurance, net	1,430	1,386	44	3%
Front end yield (1)	3,244	3,140	104	3%
Gross margin
New vehicle:
Luxury	6.9%	6.6%	30 bps
Import	4.3%	4.6%	(30) bps
Domestic	4.8%	5.6%	(80) bps
Total new vehicle	5.3%	5.5%	(20) bps
Used vehicle retail	8.3%	7.7%	60 bps
Parts and service	62.0%	63.4%	(140) bps
Gross profit margin	16.4%	16.1%	30 bps
SG&A metrics
Rent expense	$7.6	$7.8	$(0.2)	(3)%
Total SG&A as a percentage of gross profit	68.1%	67.0%	110 bps
SG&A, excluding rent expense as a percent of gross profit	65.3%	64.2%	110 bps
Operating metrics
Income from operations as a percentage of revenue	4.8%	4.9%	(10) bps
Income from operations as a percentage of gross profit	29.2%	30.3%	(110) bps
Revenue mix
New vehicle	55.1%	54.8%
Used vehicle retail	25.7%	26.8%
Used vehicle wholesale	3.2%	3.3%
Parts and service	12.0%	11.1%
Finance and insurance	4.0%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.8%	18.7%
Used vehicle retail	12.9%	12.9%
Used vehicle wholesale	(0.2)%	(0.5)%
Parts and service	45.2%	44.0%
Finance and insurance	24.3%	24.9%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$300.9	$312.8	$(11.9)	(4)%
Import	403.0	421.2	(18.2)	(4)%
Domestic	175.1	157.4	17.7	11%
Total new vehicle	879.0	891.4	(12.4)	(1)%
Used Vehicle:
Retail	411.8	429.3	(17.5)	(4)%
Wholesale	51.4	52.6	(1.2)	(2)%
Total used vehicle	463.2	481.9	(18.7)	(4)%
Parts and service	192.2	180.6	11.6	6%
Finance and insurance	63.9	65.0	(1.1)	(2)%
Total revenue	$1,598.3	$1,618.9	$(20.6)	(1)%

Gross profit
New vehicle:
Luxury	$20.9	$20.8	$0.1	—%
Import	17.4	19.2	(1.8)	(9)%
Domestic	8.1	8.8	(0.7)	(8)%
Total new vehicle	46.4	48.8	(2.4)	(5)%
Used Vehicle:
Retail	34.1	33.6	0.5	1%
Wholesale	(0.6)	(1.2)	0.6	50%
Total used vehicle	33.5	32.4	1.1	3%
Parts and service:
Customer pay	67.6	62.7	4.9	8%
Warranty	16.7	16.9	(0.2)	(1)%
Wholesale parts	5.1	5.1	—	—%
Parts and service, excluding reconditioning and preparation	89.4	84.7	4.7	6%
Reconditioning and preparation	29.8	29.7	0.1	—%
Total parts and service	119.2	114.4	4.8	4%
Finance and insurance	63.9	65.0	(1.1)	(2)%
Total gross profit	$263.0	$260.6	$2.4	1%

SG&A expense	$179.6	$174.3	$5.3	3%
SG&A expense as a percentage of gross profit	68.3%	66.9%	140 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	5,782	6,179	(397)	(6)%
Import	14,678	15,680	(1,002)	(6)%
Domestic	4,763	4,459	304	7%
Total new vehicle	25,223	26,318	(1,095)	(4)%
Used vehicle retail	19,272	20,301	(1,029)	(5)%
Used to new ratio	76.4%	77.1%	(70) bps

Average selling price
New vehicle	$34,849	$33,870	$979	3%
Used vehicle retail	21,368	21,147	221	1%

Average gross profit per unit
New vehicle:
Luxury	$3,615	$3,366	$249	7%
Import	1,185	1,224	(39)	(3)%
Domestic	1,701	1,974	(273)	(14)%
Total new vehicle	1,840	1,854	(14)	(1)%
Used vehicle	1,769	1,655	114	7%
Finance and insurance, net	1,436	1,394	42	3%
Front end yield (1)	3,245	3,162	83	3%

Gross margin
New vehicle:
Luxury	6.9%	6.6%	30 bps
Import	4.3%	4.6%	(30) bps
Domestic	4.6%	5.6%	(100) bps
Total new vehicle	5.3%	5.5%	(20) bps
Used vehicle retail	8.3%	7.8%	50 bps
Parts and service:
Parts and service, excluding reconditioning and preparation	46.5%	46.9%	(40) bps
Parts and service, including reconditioning and preparation	62.0%	63.3%	(130) bps
Gross profit margin	14.6%	14.3%	30 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
REVENUE:
New vehicle	$1,735.4	$1,756.7	$(21.3)	(1)%
Used vehicle:
Retail	831.4	871.0	(39.6)	(5)%
Wholesale	99.7	110.0	(10.3)	(9)%
Total used vehicle	931.1	981.0	(49.9)	(5)%
Parts and service	384.5	364.9	19.6	5%
Finance and insurance, net	127.2	128.8	(1.6)	(1)%
TOTAL REVENUE	3,178.2	3,231.4	(53.2)	(2)%
GROSS PROFIT:
New vehicle	92.2	100.2	(8.0)	(8)%
Used vehicle:
Retail	69.5	70.4	(0.9)	(1)%
Wholesale	0.5	(1.4)	1.9	NM
Total used vehicle	70.0	69.0	1.0	1%
Parts and service	239.0	229.7	9.3	4%
Finance and insurance, net	127.2	128.8	(1.6)	(1)%
TOTAL GROSS PROFIT	528.4	527.7	0.7	—%
OPERATING EXPENSES:
Selling, general and administrative	363.5	357.6	5.9	2%
Depreciation and amortization	15.2	14.5	0.7	5%
Other operating expense, net	2.7	0.3	2.4	NM
INCOME FROM OPERATIONS	147.0	155.3	(8.3)	(5)%
OTHER EXPENSES:
Floor plan interest expense	9.4	7.9	1.5	19%
Other interest expense, net	26.8	20.8	6.0	29%
Swap interest expense	1.6	1.0	0.6	60%
Total other expenses, net	37.8	29.7	8.1	27%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	109.2	125.6	(16.4)	(13)%
Income tax expense	41.5	48.6	(7.1)	(15)%
INCOME FROM CONTINUING OPERATIONS	67.7	77.0	(9.3)	(12)%
Discontinued operations, net of tax	—	—	—	—%
NET INCOME	$67.7	$77.0	$(9.3)	(12)%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$2.92	$2.84	$0.08	3%
Discontinued operations	—	—	—	—%
Net income	$2.92	$2.84	$0.08	3%
Diluted—
Continuing operations	$2.91	$2.82	$0.09	3%
Discontinued operations	—	—	—	—%
Net income	$2.91	$2.82	$0.09	3%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	23.2	27.1	(3.9)	(14)%
Restricted stock	—	0.1	(0.1)	(100)%
Performance share units	0.1	0.1	—	—%
Diluted	23.3	27.3	(4.0)	(15)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	11,408	12,251	(843)	(7)%
Import	28,292	30,551	(2,259)	(7)%
Domestic	10,094	8,655	1,439	17%
Total new vehicle	49,794	51,457	(1,663)	(3)%
Used vehicle retail	39,348	41,858	(2,510)	(6)%
Used to new ratio	79.0%	81.3%	(230) bps
Average selling price
New vehicle	$34,852	$34,139	$713	2%
Used vehicle retail	21,129	20,808	321	2%
Average gross profit per unit
New vehicle:
Luxury	$3,559	$3,526	$33	1%
Import	1,223	1,273	(50)	(4)%
Domestic	1,684	2,091	(407)	(19)%
Total new vehicle	1,852	1,947	(95)	(5)%
Used vehicle	1,766	1,682	84	5%
Finance and insurance, net	1,427	1,380	47	3%
Front end yield (1)	3,241	3,208	33	1%
Gross margin
New vehicle:
Luxury	6.9%	6.9%	—
Import	4.4%	4.7%	(30) bps
Domestic	4.7%	5.9%	(120) bps
Total new vehicle	5.3%	5.7%	(40) bps
Used vehicle retail	8.4%	8.1%	30 bps
Parts and service	62.2%	62.9%	(70) bps
Gross profit margin	16.6%	16.3%	30 bps
SG&A metrics
Rent expense	$15.4	$15.5	$(0.1)	(1)%
Total SG&A as a percentage of gross profit	68.8%	67.8%	100 bps
SG&A, excluding rent expense as a percent of gross profit	65.9%	64.8%	110 bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.8%	(20) bps
Income from operations as a percentage of gross profit	27.8%	29.4%	(160) bps
Adjusted income from operations as a percentage of revenue	4.7%	4.8%	(10) bps
Adjusted income from operations as a percentage of gross profit	28.5%	29.4%	(90) bps
Revenue mix
New vehicle	54.6%	54.4%
Used vehicle retail	26.2%	26.9%
Used vehicle wholesale	3.1%	3.4%
Parts and service	12.1%	11.3%
Finance and insurance	4.0%	4.0%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	17.4%	19.0%
Used vehicle retail	13.2%	13.4%
Used vehicle wholesale	0.1%	(0.3)%
Parts and service	45.2%	43.5%
Finance and insurance	24.1%	24.4%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Revenue
New vehicle:
Luxury	$591.5	$606.3	$(14.8)	(2)%
Import	765.5	780.6	(15.1)	(2)%
Domestic	334.6	307.3	27.3	9%
Total new vehicle	1,691.6	1,694.2	(2.6)	—%
Used Vehicle:
Retail	814.3	828.8	(14.5)	(2)%
Wholesale	98.3	104.7	(6.4)	(6)%
Total used vehicle	912.6	933.5	(20.9)	(2)%
Parts and service	376.6	350.1	26.5	8%
Finance and insurance	124.2	124.1	0.1	—%
Total revenue	$3,105.0	$3,101.9	$3.1	—%

Gross profit
New vehicle:
Luxury	$40.6	$42.1	$(1.5)	(4)%
Import	34.0	37.0	(3.0)	(8)%
Domestic	15.0	18.1	(3.1)	(17)%
Total new vehicle	89.6	97.2	(7.6)	(8)%
Used Vehicle:
Retail	67.9	67.5	0.4	1%
Wholesale	0.6	(1.2)	1.8	NM
Total used vehicle	68.5	66.3	2.2	3%
Parts and service:
Customer pay	132.4	121.0	11.4	9%
Warranty	33.3	32.3	1.0	3%
Wholesale parts	10.3	10.1	0.2	2%
Parts and service, excluding reconditioning and preparation	176.0	163.4	12.6	8%
Reconditioning and preparation	58.1	57.1	1.0	2%
Total parts and service	234.1	220.5	13.6	6%
Finance and insurance	124.2	124.1	0.1	—%
Total gross profit	$516.4	$508.1	$8.3	2%

SG&A expense	$356.0	$342.7	$13.3	4%
SG&A expense as a percentage of gross profit	68.9%	67.4%	150 bps
_____________________________
NM—Not Meaningful

Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2016	2015
Unit sales
New vehicle:
Luxury	11,408	11,883	(475)	(4)%
Import	27,822	28,995	(1,173)	(4)%
Domestic	9,182	8,655	527	6%
Total new vehicle	48,412	49,533	(1,121)	(2)%
Used vehicle retail	38,358	39,737	(1,379)	(3)%
Used to new ratio	79.2%	80.2%	(100) bps

Average selling price
New vehicle	$34,942	$34,203	$739	2%
Used vehicle retail	21,229	20,857	372	2%

Average gross profit per unit
New vehicle:
Luxury	$3,559	$3,543	$16	—%
Import	1,222	1,276	(54)	(4)%
Domestic	1,634	2,091	(457)	(22)%
Total new vehicle	1,851	1,962	(111)	(6)%
Used vehicle	1,770	1,699	71	4%
Finance and insurance, net	1,431	1,390	41	3%
Front end yield (1)	3,247	3,235	12	—%

Gross margin
New vehicle:
Luxury	6.9%	6.9%	—
Import	4.4%	4.7%	(30) bps
Domestic	4.5%	5.9%	(140) bps
Total new vehicle	5.3%	5.7%	(40) bps
Used vehicle retail	8.3%	8.1%	20 bps
Parts and service:
Parts and service, excluding reconditioning and preparation	46.7%	46.7%	—
Parts and service, including reconditioning and preparation	62.2%	63.0%	(80) bps
Gross profit margin	16.6%	16.4%	20 bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2016	December 31, 2015	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$1.8	$2.8	$(1.0)	(36)%
New vehicle inventory	786.0	739.2	46.8	6%
Used vehicle inventory	159.0	134.1	24.9	19%
Parts inventory	44.5	43.9	0.6	1%
Total current assets	1,379.5	1,343.0	36.5	3%
Floor plan notes payable	883.6	712.2	171.4	24%
Total current liabilities	1,173.9	1,007.8	166.1	16%

CAPITALIZATION:
Long-term debt (including current portion)	$942.5	$954.3	$(11.8)	(1)%
Shareholders' equity	219.6	314.5	(94.9)	(30)%
Total	$1,162.1	$1,268.8	$(106.7)	(8)%

	June 30, 2016	December 31, 2015
DAYS SUPPLY
New vehicle inventory	83	62
Used vehicle inventory	38	30
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2016	2015
Luxury:
BMW	7%	8%
Mercedes-Benz	7%	7%
Lexus	7%	6%
Acura	4%	5%
Infiniti	3%	3%
Other luxury	6%	7%
Total luxury	34%	36%
Imports:
Honda	17%	16%
Nissan	10%	13%
Toyota	12%	12%
Other imports	6%	6%
Total imports	45%	47%
Domestic:
Ford	14%	10%
Dodge	2%	3%
Chevrolet	2%	2%
Other domestics	3%	2%
Total domestic	21%	17%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted income from continuing operations," and "Adjusted diluted earnings per share ("EPS") from continuing operations." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2016	March 31, 2016
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$942.5	$946.2

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$160.1	$164.6

Add:
Depreciation and amortization	30.1	29.7
Income tax expense	96.9	100.6
Swap and other interest expense	53.6	50.5
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$340.7	$345.4

Non-core items - (income) expense:
Real estate-related charges	$3.4	$3.4
Gain on divestitures	(34.9)	(34.9)
Total non-core items	(31.5)	(31.5)

Adjusted EBITDA	$309.2	$313.9

Adjusted leverage ratio	3.0	3.0

	For the Six Months Ended June 30,
	2016	2015
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$147.0	$155.3
Real estate-related charges	3.4	—
Adjusted income from operations	$150.4	$155.3

Adjusted income from continuing operations:
Net income	$67.7	$77.0
Discontinued operations, net of tax	—	—
Income from continuing operations	67.7	77.0

Non-core items - (income) expense:
Real estate-related charges	3.4	—
Income tax benefit	(1.3)	—
Total non-core items	2.1	—
Adjusted income from continuing operations	$69.8	$77.0

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$2.91	$2.82
Discontinued operations, net of tax	—	—
Income from continuing operations	$2.91	$2.82

Total non-core items	0.09	—
Adjusted diluted EPS from continuing operations	$3.00	$2.82

Weighted average common shares outstanding - diluted	23.3	27.3